Schedule 14A

            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

     Filed by Registrant                          [X]
     Filed by a Party other than the Registrant   [ ]

     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [X]  Definitive Additional Material
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      PHILLIPS PETROLEUM COMPANY
            ------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


            ------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check appropriate box):
     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
            6(j)(2).
     [ ]  $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
            1) Title of each class of securities to which transaction
               applies:

               -------------------------------------------------
            2) Aggregate number of securities to which transaction applies:

               -------------------------------------------------
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               -------------------------------------------------
            4) Proposed maximum aggregate value of transaction:

               -------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount Previously Paid:

               -----------------------------
            2) Form, Schedule or Registration Statement No.:

               -----------------------------
            3) Filing Party:

               -----------------------------
            4) Date Filed:

               -----------------------------

                                                             Enclosure A


PROXY                                                            PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      PHILLIPS PETROLEUM COMPANY

                      Annual Meeting May 9, 1994


The undersigned hereby appoints W. ALLEN, L. EAGLEBURGER and E. KENNA as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company's annual stockholders' meeting to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 9, 1994, at
10 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.


                 This Proxy is Continued on the Reverse Side
             Please Sign on the Reverse Side and Return Promptly

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Directors, and FOR Proposal 1 and AGAINST Proposal 2.
                                                        ---   Please mark
                                                       | X |  your votes
                                                        ---     as this



Company recommends a vote FOR: ELECTION OF DIRECTORS: Nominees: W. Allen,
N. Augustine, G. Beitzel, C. Bowerman, R. Chappell, Jr., L. Eagleburger,
J. Edwards, L. Horner, E. Kenna, J. Mulva, D. Tippeconnic, R. Tobias,
V. Tschinkel, and J. Whitmire.

    __   VOTE FOR          __   VOTE WITHHELD
   |__|  all nominees     |__|  from all nominees
         listed above*          listed above

*To withhold authority to vote for any nominee write the nominee's name on the space below.

         ----------------------------------------


                                     FOR       AGAINST      ABSTAIN
Proposal 1 to approve the             __          __           __
designation of the independent       |__|        |__|         |__|
auditors, Ernst & Young.
                                      __          __           __
Proposal 2 to sign and implement     |__|        |__|         |__|
the CERES Principles.

                                                               __
                       I PLAN TO ATTEND THE ANNUAL MEETING    |__|



Please mark, date, sign and return this proxy card promptly. To vote in accordance with the Company's recommendations no boxes need be checked.

Your signature(s) on this proxy form should be exactly the same as the name(s) imprinted hereon. Persons signing as executors, administrators, trustees, or in similar capacities, should so indicate.

Dated:______________________, 1994

__________________________________

__________________________________

  Signature(s) of Stockholder(s)

                                                           Enclosure B

Bankers Trust Company
P.O. BOX 1997 G.P.O.
NEW YORK, NY 10116-1997
IMPORTANT INSTRUCTIONS

  _____________
 |             |   LTSSP
 |_____________|   SHARES

  _____________
 |             |   THRIFT
 |_____________|   SHARES

This package contains your confidential voting direction forms to instruct the Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") and the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") as to how to vote shares of Phillips Petroleum Company common stock described in the enclosed forms at the Phillips Petroleum Company Annual Meeting of Stockholders to be held on May 9, 1994. Also enclosed are the Company's Annual Report and Proxy Statement for the Annual Meeting. Use them to help you decide how to direct the way the Trustee (Bankers Trust Company) should vote.



PLEASE FOLLOW THESE INSTRUCTIONS CAREFULLY.



Step 1 Carefully tear the perforated strips from the sides of this letter and separate the GREEN LTSSP voting form and the BLUE Thrift Plan voting form.


Step 2 Complete the voting instructions on the left side of the GREEN form to vote shares representing your interest in the LTSSP and BLUE form to vote shares representing your interest in the Thrift Plan.


Step 3   If you were an employee on the Voting Determination Date
         (February 15, 1994), and if you wish to vote your pro rata portion of the unallocated LTSSP shares and non-directed allocated shares in the LTSSP and Thrift Plan as a fiduciary, complete the voting instructions on the right side of the GREEN LTSSP form and BLUE Thrift Plan form.


Step 4 Date and sign the GREEN LTSSP form and BLUE Thrift Plan form. Your signature should be exactly the same as the name printed on the top of each form.


Step 5 Enclose the GREEN and BLUE forms in the postage prepaid return envelope to Bankers Trust Company, and mail them so that they will be received by May 2, 1994. Do not return these forms to Phillips Petroleum Company.



YOUR VOTE IS IMPORTANT. THE LTSSP AND THE THRIFT PLAN ARE MAJOR STOCKHOLDERS OF PHILLIPS PETROLEUM COMPANY. THE PARTICIPANTS WHO DIRECT THE TRUSTEE AS TO HOW TO VOTE SHARES HELD BY THESE PLANS HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY.


BANKERS TRUST COMPANY

                  LTSSP CONFIDENTIAL VOTING DIRECTIONS
        Phillips Petroleum Company Annual Meeting of Stockholders
                            May 9, 1994


SHARES REPRESENTING YOUR INTEREST IN THE PLAN
          ____________
LTSSP:   |            |
         |____________|


I, the undersigned, hereby direct that Bankers Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock as set out below at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 9, 1994, at 10:00 a.m., and any adjournment thereof, in the manner indicated below as to the following matters and in its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         ============================================================

                  COMPLETE THIS SIDE TO VOTE YOUR SHARES




I DIRECT THAT SHARES REPRESENTING MY PART OF THE LTSSP BE VOTED AS FOLLOWS:




(Do not check more than one box on any matter)




Company recommends a vote FOR:

ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards, L. Horner,
E. Kenna, J. Mulva, D. Tippeconnic, R. Tobias, V. Tschinkel and J. Whitmire.

     __    VOTE FOR           __   VOTE WITHHELD
    |__|   all nominees      |__|  from all nominees
           listed above *          listed above

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

         ----------------------------------------


Company recommends a vote FOR:
                                  FOR        AGAINST       ABSTAIN
Proposal 1 to approve              __           __            __
designation of independent        |__|         |__|          |__|
auditors, Ernst & Young.



Company recommends a vote AGAINST:
                                  FOR        AGAINST       ABSTAIN
Proposal 2 to sign and implement   __           __            __
the CERES Principles.             |__|         |__|          |__|


         ============================================================

              COMPLETE THIS SIDE TO VOTE SHARES AS A FIDUCIARY
                      ONLY IF YOU WERE AN EMPLOYEE
                    ON THE VOTING DETERMINATION DATE
                         (FEBRUARY 15, 1994)

I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP, when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on page 8 of the LTSSP Summary Plan Description/Prospectus dated October 1, 1990 and amended July 1, 1992 and August 1, 1993; and that I may decline to accept the responsibility of a fiduciary as to such shares by not completing this side of my voting form.


I DIRECT THAT MY PRO RATA PORTION OF (1) ALL UNALLOCATED SHARES OF STOCK IN FUND L AND (2) ALL SHARES OF STOCK REPRESENTING THE INTERESTS OF LTSSP PARTICIPANTS WHO FAIL TO GIVE VOTING DIRECTIONS BE VOTED AS FOLLOWS:




(Do not check more than one box on any matter)




Company recommends a vote FOR:

ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards, L. Horner,
E. Kenna, J. Mulva, D. Tippeconnic, R. Tobias, V. Tschinkel and J. Whitmire.

     __    VOTE FOR           __   VOTE WITHHELD
    |__|   all nominees      |__|  from all nominees
           listed above *          listed above

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

         ----------------------------------------


Company recommends a vote FOR:
                                  FOR        AGAINST       ABSTAIN
Proposal 1 to approve              __           __            __
designation of independent        |__|         |__|          |__|
auditors, Ernst & Young.



Company recommends a vote AGAINST:
                                  FOR        AGAINST       ABSTAIN
Proposal 2 to sign and implement   __           __            __
the CERES Principles.             |__|         |__|          |__|


         ============================================================


If Bankers Trust Company does not receive this form by May 2, 1994, if you do not check any boxes, or if you return this form unsigned, any shares in LTSSP that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.


IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE RECEIVED BY THE TRUSTEE BY MAY 2, 1994.

PLEASE DATE, SIGN AND SEAL IN THE ENCLOSED ENVELOPE AND RETURN TO THE
TRUSTEE.


Date ________________________   Signature _____________________________


Your signature should be exactly the same as the name imprinted at top.


PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                 THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
          Phillips Petroleum Company Annual Meeting of Stockholders
                              May 9, 1994


SHARES REPRESENTING YOUR
INTEREST IN THE PLAN
              ____________
THRIFT PLAN: |            |
             |____________|


I, the undersigned, hereby direct that Bankers Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock as set out below at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 9, 1994, at 10:00 a.m., and any adjournment thereof, in the manner indicated below as to the following matters and in its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.


         ============================================================


                     COMPLETE THIS SIDE TO VOTE YOUR SHARES


I DIRECT THAT SHARES REPRESENTING MY PART OF THE THRIFT PLAN BE VOTED
AS FOLLOWS:


(Do not check more than one box on any matter)



Company recommends a vote FOR:

ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards, L. Horner,
E. Kenna, J. Mulva, D. Tippeconnic, R. Tobias, V. Tschinkel and J. Whitmire.

     __    VOTE FOR              __    VOTE WITHHELD
    |__|   all nominees         |__|   from all nominees
           listed above *              listed above

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

         ----------------------------------------


Company recommends a vote FOR:
                                      FOR       AGAINST     ABSTAIN
Proposal 1 to approve                  __          __          __
designation of independent            |__|        |__|        |__|
auditors, Ernst & Young.



Company recommends a vote AGAINST:
                                      FOR       AGAINST     ABSTAIN
Proposal 2 to sign and implement       __          __          __
the CERES Principles.                 |__|        |__|        |__|


         ============================================================


              COMPLETE THIS SIDE TO VOTE SHARES AS A FIDUCIARY
                      ONLY IF YOU WERE AN EMPLOYEE
                    ON THE VOTING DETERMINATION DATE
                          (FEBRUARY 15, 1994)


I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan, when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on page 18 of the Thrift Summary Plan Description/Prospectus dated July 1, 1993; and that I may decline to accept the responsibility of a fiduciary as to such shares by not completing this side of my voting form.


I DIRECT THAT MY PRO RATA PORTION OF ALL SHARES OF STOCK REPRESENTING THE INTEREST OF THRIFT PLAN PARTICIPANTS WHO FAIL TO GIVE VOTING DIRECTIONS BE VOTED AS FOLLOWS:


(Do not check more than one box on any matter)


Company recommends a vote FOR:

ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards, L. Horner,
E. Kenna, J. Mulva, D. Tippeconnic, R. Tobias, V. Tschinkel and J. Whitmire.

     __    VOTE FOR              __    VOTE WITHHELD
    |__|   all nominees         |__|   from all nominees
           listed above *              listed above

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

         ----------------------------------------


Company recommends a vote FOR:
                                      FOR       AGAINST     ABSTAIN
Proposal 1 to approve                  __          __          __
designation of independent            |__|        |__|        |__|
auditors, Ernst & Young.



Company recommends a vote AGAINST:
                                      FOR       AGAINST     ABSTAIN
Proposal 2 to sign and implement       __          __          __
the CERES Principles.                 |__|        |__|        |__|


         ============================================================


If Bankers Trust Company does not receive this form by May 2, 1994, if you do not check any boxes, or if you return this form unsigned, any shares in Funds B and C of the Thrift Plan that you otherwise could have directed will be directed by other eligible participants who elect to direct such shares.

IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE RECEIVED BY THE TRUSTEE BY MAY 2, 1994.

PLEASE DATE, SIGN AND SEAL IN THE ENCLOSED ENVELOPE AND RETURN TO
THE TRUSTEE.

Date _______________________   Signature _________________________

Your signature should be exactly the same as the name imprinted at top.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                                                             Enclosure C

WestStar Bank

                          IMPORTANT INSTRUCTIONS



This package contains your confidential voting direction forms to instruct the Trustee of the Retirement Savings Plan of Phillips Petroleum Company Subsidiaries ("RSP") as to how to vote shares of Phillips Petroleum Company common stock representing your interest in the RSP at the Phillips Petroleum Company Annual Meeting of Stockholders to be held on May 9, 1994. Also enclosed are the Company's Annual Report and Proxy Statement for the Annual Meeting. Use them to help you decide how to direct the way the Trustee (WestStar Bank) should vote.



PLEASE FOLLOW THESE INSTRUCTIONS CAREFULLY.



Step 1 Complete the voting instructions on the YELLOW form to vote shares representing your interest in the RSP.


Step 2 Date and sign the YELLOW RSP form. Your signature should be exactly the same as the name printed on the top of the YELLOW form.


Step 3 Enclose the YELLOW RSP form in the postage prepaid return envelope to WestStar Bank, and mail it so that it will be received by May 2, 1994. Do not return this form to Phillips Petroleum Company.



YOUR VOTE IS IMPORTANT. THE RSP IS AN IMPORTANT STOCKHOLDER OF PHILLIPS PETROLEUM COMPANY. THE PARTICIPANTS WHO DIRECT THE TRUSTEE AS TO HOW TO VOTE SHARES HELD BY THIS PLAN HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY.




                                                       WESTSTAR BANK

                                                          Enclosure D

            RETIREMENT SAVINGS PLAN CONFIDENTIAL VOTING DIRECTIONS
           Phillips Petroleum Company Annual Meeting of Stockholders
                                 May 9, 1994


SHARES REPRESENTING YOUR
INTEREST IN THE PLAN

RETIREMENT SAVINGS PLAN:


I, the undersigned, hereby direct that WestStar Bank, Trustee of the Retirement Savings Plan of Phillips Petroleum Company Subsidiaries ("Retirement Savings Plan") vote all shares of Phillips Petroleum Company common stock as set out below at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 9, 1994, at 10:00 a.m., and any adjournment thereof, in the manner indicated below as to the following matters and in its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.


         ============================================================


 I DIRECT THAT SHARES REPRESENTING MY PART OF THE PLAN BE VOTED AS FOLLOWS:


             (Do not check more than one box on any matter)


                        RETIREMENT SAVINGS PLAN


Company recommends a vote FOR:

ELECTION OF DIRECTORS: Nominees: W. Allen, N. Augustine, G. Beitzel,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards, L. Horner,
E. Kenna, J. Mulva, D. Tippeconnic, R. Tobias, V. Tschinkel and J. Whitmire.


    __    FOR                 __    VOTE WITHHELD
   |__|   all nominees       |__|   from all nominees
          listed above              listed above


To withhold authority to vote for any nominee, write the nominee's name in the space below.

         ----------------------------------------




Company recommends a vote FOR:
                                             FOR     AGAINST     ABSTAIN
Proposal 1 to approve designation of          __        __          __
independent auditors, Ernst & Young          |__|      |__|        |__|



Company recommends a vote AGAINST:
                                             FOR     AGAINST     ABSTAIN
Proposal 2 to sign and implement the CERES    __        __          __
Principles                                   |__|      |__|        |__|


         ============================================================


If WestStar does not receive this form by May 2, 1994, if you do not check any boxes, or if you return this form unsigned, any shares representing your part of the Retirement Savings Plan will be voted by the Trustee in the Trustee's discretion.


IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE RECEIVED BY THE TRUSTEE BY May 2, 1994.


PLEASE DATE, SIGN AND SEAL IN THE ENCLOSED ENVELOPE AND RETURN TO
THE TRUSTEE.



Date _______________________  Signature ______________________________

Your signature on this form should be exactly the same as the name imprinted at the top.


PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.